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                       MFS(R) RESEARCH INTERNATIONAL FUND

                           MFS(R) EMERGING GROWTH FUND

                        MFS(R) CAPITAL OPPORTUNITIES FUND

                          MASSACHUSETTS INVESTORS TRUST

                    MASSACHUSETTS INVESTORS GROWTH STOCK FUND


          Supplement to the Current Statement of Additional Information

         During the period from July 3, 2000 through July 31, 2000, unless extended by MFS Fund Distributors, Inc. ("MFD") (the "Sales Period"), MFD will pay CUNA Brokerage Services, Inc., Invest, and Investment Centers of America (the "Dealer") 100% of the applicable sales charge on sales of Class A shares of each fund sold by the Dealer during the Sales Period. In addition, MFD will pay the Dealer an additional commission equal to 0.50% of the net asset value of all of the Class B shares of each fund sold by the Dealer during the Sales Period.


                  The date of this Supplement is July 3, 2000.